UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report:                              November 16, 2005
         --------------------------------------------------------------
         (Date of earliest event reported):          (November 15, 2005)

         --------------------------------------------------------------
                          Commission File No. 000-14961
         --------------------------------------------------------------
                              LXU HEALTHCARE, INC.
                              --------------------
             (Exact name of Registrant as specified in its Charter)


        Massachusetts                                         04-2741310
--------------------------------------------------------------------------------
(State or other jurisdiction                                 (IRS Employer
 of incorporation)                                        Identification Number)
--------------------------------------------------------------------------------
   3708 E. Columbia Street
      Tucson, Arizona                                           85714
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)
--------------------------------------------------------------------------------

Registrant's telephone number, including area code: (520) 512-1100
                                                    --------------

Former name or former address, if changed since last Report: PrimeSource Healthcare, Inc.

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act

     |  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     | | Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     The Company has entered into an Indemnification Agreement with Robert W. Fisher on November 15, 2005 (the "Indemnification Agreement"), providing for the indemnification of Mr. Fisher by the Company for certain expenses, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his services as a non-voting observer on the Company's board of directors. The Indemnification Agreement is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                Description
-----------                -----------

99.1 Indemnification Agreement, dated as of November 15, 2005, by and between the Company and Robert W. Fisher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         LXU HEALTHCARE, INC.



                                          By: /s/ Joseph H. Potenza
                                              -------------------------
Date:    November 16, 2005                    Joseph  H. Potenza
                                              President, Chief Executive Officer
                                              and Secretary

                                  EXHIBIT INDEX
                                  -------------


Number    Title

99.1 Indemnification Agreement, dated as of November 15, 2005, by and between the Company and Robert W. Fisher